Exhibit 10.11

SECOND AMENDMENT TO AMENDMENT TO BRANDED DISTRIBUTOR MARKETING

AGREEMENT—MULTI-BRAND

This Second Amendment to Amendment to Branded Distributor Marketing Agreement—Multi-Brand (“Amendment”), is executed on the date set forth beneath each party’s signature, to be effective for all purposes as of April 1, 2016 (the “Effective Date”), by and between VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“VMSC”), and GPM PETROLEUM, LLC (“Distributor”).

RECITALS

A. VMSC and GPM INVESTMENTS LLC (“Original Distributor”), entered into a Branded Distributor Marketing Agreement—Multi-Brand, dated effective as of January 1, 2012 (as amended prior to the Effective Date and as further amended hereby, the “Agreement”), which set forth certain amendments to the Branded Distributor Marketing Agreement (Multi-Brand), dated January 1, 2012 (the “DMA”). The Agreement has been amended prior to the Effective Date by a First Amendment to Amendment to Branded Distributor Marketing Agreement—Multi-Brand, dated October 1, 2012.

B. Original Distributor assigned the Agreement to Distributor in an Assignment and Assumption of Contracts and VMSC Consent dated January 12, 2016, and Distributor is the current party thereto.

C. VMSC and Distributor now desire to amend the Agreement on the terms and conditions set forth herein, to be effective from and after the Effective Date.

NOW THEREFORE, in consideration of the terms, conditions, and covenants set forth in this Amendment, VMSC and Distributor agree as follows:

1. Recitals. The foregoing recitals are true and correct and are incorporated herein.

2. Amendment. From and after the Effective Date, a new Section 24 is added to the Agreement as follows:

24. Section 1 of the Marketing Agreement is entirely replaced with the following:

1. Term. This Agreement shall be in full force and effect commencing January 1, 2012 (the “Commencement Date”). This Agreement shall terminate automatically without notice at midnight on March 31, 2026 (the “Expiration Date”), unless sooner terminated as provided for herein.

3. Miscellaneous.

a. Except as amended hereby, the Agreement remains full force and effect and is hereby ratified and confirmed by the parties.

b. This Amendment shall be binding on and inure to the benefit of the parties and their permitted successors and assigns.

c. In the event of a conflict or discrepancy between the terms of this Amendment and the Agreement, this Amendment shall control.

[signatures on following page]

Second Amendment to Amendment to Branded Distributor Marketing Agreement – Multi-Brand	Page 1

Valero/GPM

IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Amendment as of the Effective Date.

DISTRIBUTOR:			VMSC:

GPM PETROLEUM, LLC			VALERO MARKETING AND SUPPLY COMPANY

By:	/s/Arie Kotler	/s/Chris Giacobore	By:	/s/ Gary K. Simmons, Vice President
Name:				Gary K. Simmons, Vice President
Title:	CEO	COO		Date: 7/20/16
Date:	07/20/16
Second Amendment to Amendment to Branded Distributor Marketing Agreement – Multi-Brand	Page 2

Valero/GPM